Exhibit 99.9


                                                                         ANNEX G
                                                                         -------

                               Glenoit Corporation

                           Offer to Purchase for Cash
                         Any and All of Its Outstanding
                     11% Senior Subordinated Notes Due 2007
                        and Solicitation of Consents for
                      Proposed Amendments to the Indenture


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         THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST
3, 2000, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE
"EXPIRATION DATE"). NOTEHOLDERS MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION.

         GLENOIT WILL NOT COMPLETE THE TENDER OFFER UNLESS THE HOLDERS OF NOTES REPRESENTING 99% OF THE PRINCIPAL AMOUNT OUTSTANDING HAVE TENDERED THEIR NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS TO THE INDENTURE (THE "MINIMUM TENDER CONDITION"). THE MINIMUM TENDER CONDITION MAY BE REDUCED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL (THE "STATEMENT").

         A NOTEHOLDER'S ELECTION TO ACCEPT THE TENDER OFFER ALSO CONSTITUTES THEIR CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE. TENDERED NOTES MAY
NOT BE WITHDRAWN EXCEPT UNDER THE VERY LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT.
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                                                                    July 6, 2000
To Brokers, Dealers, Commercial Banks,
    Trust Companies and Other Nominees:

         Enclosed for your consideration is an Offer to Purchase and Consent Solicitation Statement (as it may be supplemented from time to time, the "Statement") and a form of Letter of Transmittal (the "Letter of Transmittal" and, together with the Statement, the "Tender Offer"), relating to the offer by Glenoit Corporation, a Delaware corporation ("Glenoit" or the "Company"), to purchase for cash any and all of its outstanding 11% Senior Subordinated Notes due 2007 (the "Notes"). The Company is offering to purchase for cash any and all of the Notes at a price equal to 17% of the principal amount of the Notes, or $170 per $1,000 of principal (the "Tender Offer Consideration").

         Noteholders who tender their Notes pursuant to the Tender Offer are also deemed to have consented to the Proposed Amendments with respect to such Notes. The completion, execution and delivery of the Letter of Transmittal by a Noteholder in connection with the tender of Notes will constitute a consent to the Proposed Amendments with respect to such Notes.

         Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

         For your information and for forwarding to your clients for whom you hold Notes registered in your name or in the name of your nominee, we are enclosing the following documents:

                  1. The Statement.

                  2. A Letter of Transmittal for each of the Notes for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup U.S. federal income tax withholding.

                  3. A Notice of Guaranteed Delivery for each of the Notes to be used to accept the Tender Offer if the Notes and all other required documents cannot be delivered to the Depositary by the Expiration Date.

                  4. A printed form of letter, which may be sent to your clients for whose accounts you hold Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Tender Offer. This form will enable your clients to tender all Notes that they own.

                  5. Return envelope addressed to the Depositary.

         DTC participants will be able to execute tenders and deliver consents through the DTC Automated Tender Offer Program.

         WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE IN ORDER TO OBTAIN THEIR INSTRUCTIONS.


         Any inquiries you may have with respect to the Tender Offer should be addressed to Beacon Hill Partners, Inc., the Information Agent, at (212) 843-8500 or (800) 755-5001 or at the address set forth on the back cover of the Statement. Additional copies of the enclosed materials may be obtained from the Information Agent.

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY, THE GUARANTOR, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE TENDER OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

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